UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2018

ETERNITY HEALTHCARE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	75-3268426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Team Youn Bio Medicine International Corp. Limited Flat/Rm 1006 10/F Hang Seng Tsim Sha Tsui Bldg 18 Carnarvon Road, Tsim Sha TsuiI, KL, Hong Kong
(Address of principal executive offices)

+8613691884662

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Principal Accountant

1. On January 29, 2018, Eternity Healthcare Inc. (the “Company”) dismissed Sadler, Gibb & Associates, LLC (“SG”) as its independent registered principal accounting firm. SG has been the Company’s independent registered principal accounting firm since June 30, 2011 and issued a report on the Company’s financial statements for the years ended April 30, 2017 and 2016. SG’s report on the Company’s financial statements for the fiscal years ended April 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. The decision to change auditors was approved by entire Board of Directors of the Company.

2. During the years ended April 30, 2017 and 2016 and the subsequent interim periods through the date of this filing, (i) the Company has not had any disagreements with SG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SG’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

3. The Company has provided SG with a copy of disclosures it is making in this Form 8-K and requested that SG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of SG’s letter dated January 29, 2018, is filed as Exhibit 16.1 hereto.

(b) Engagement of Principal Accountant

1. On January 29, 2018, the Company engaged Marcum Bernstein & Pinchuk LLP (“MBP”) as its registered independent public accountants. The decision to engage MBP was approved by the Board of Directors of the Company.

2. During the Company’s two most recent fiscal years ended April 30, 2017 and 2016, and through the date of this filing, the Company did not consult with MBP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MBP did not provide either a written report or oral advice to the Company that MBP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or (iii) a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Sadler, Gibbs & Associates, LLC dated January 29, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETERNITY HEALTHCARE INC.

January 29, 2018	By:	/s/ Wei Tao Wang
Wei Tao Wang
President and Chief Executive Officer

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